===============================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: March 23, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01 OTHER EVENTS

     On March 23, 2005, the Company announced that through its wholly owned subsidiary Atwood Oceanics Pacific Limited the ATWOOD FALCON has been awarded an additional contract by Sarawak Shell Berhad ("Shell") to drill seven (7) firm wells with options for six (6) additional wells off the coast of Malaysia. The rig is currently mobilizing to Japan to drill two (2) wells for Japan Energy Development Co., Ltd. Immediately upon completion of the Japan Energy commitment (estimated August/September 2005), the rig will mobilize back to Malaysia to commence the additional work for Shell, which is estimated to take approximately nine months to drill the seven firm wells and could extend another seven to eight months if all option wells are drilled. The contract provides for a dayrate for the first well drilled of $53,000 to $83,300 depending upon the water depth of the well. This is a carryover of an exercise of one remaining option under the previous Shell contract. For the remaining six firm wells, the dayrate will be $93,000. All option wells drilled will have a dayrate of $113,000.

     A copy of the press release announcing the contract awarded to the ATWOOD FALCON is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated March 23, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ATWOOD OCEANICS, INC.
                               (Registrant)



                               /s/ James M. Holland
                               James M. Holland
                               Senior Vice President

                               DATE: March 23, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION


EX - 99.1          Press Release dated March 23, 2005

                               EXHIBIT EX. - 99.1

             ATWOOD ANNOUNCES CONTRACT AWARDED TO THE ATWOOD FALCON


Houston, Texas
23 March 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor - NYSE ATW) announced that through its wholly owned subsidiary Atwood Oceanics Pacific Limited the ATWOOD FALCON has been awarded an additional contract by Sarawak Shell Berhad ("Shell") to drill seven (7) firm wells with options for six (6) additional wells off the coast of Malaysia. The rig is currently mobilizing to Japan to drill two (2) wells for Japan Energy Development Co., Ltd. Immediately upon completion of the Japan Energy commitment (estimated August/September 2005), the rig will mobilize back to Malaysia to commence the additional work for Shell, which is estimated to take approximately nine months to drill the seven firm wells and could extend another seven to eight months if all option wells are drilled. The contract provides for a dayrate for the first well drilled of $53,000 to $83,300 depending upon the water depth of the well. This is a carryover of an exercise of one remaining option under the previous Shell contract. For the remaining six firm wells, the dayrate will be $93,000. All option wells drilled will have a dayrate of $113,000.




     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



                                                          Contact:  Jim Holland
                                                                 (281) 749-7804